Exhibit 19

                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates          11/14/00 01:30 PM
Investor Reporting System  v2.7     Monthly Statement               10/00 Activity
----------------------------------------------------------------------------
 Principal Receivables                              FCARC                          Investor
                                                    -------------------            -------------------
  Beginning Principal Receivables                   $4,848,945,573.11              $2,510,000,000.00
   Current Floating Allocation Pct.                       65.89185264%                   34.10814736%

  Total Adj. Principal Collections                  $2,290,793,629.04              $1,185,802,546.59

  Principal Default Amounts                                     $0.00                          $0.00
   As a Percentage of Collections                          0.00000000%                    0.00000000%

  Monthly Principal Amortized                                                                  $0.00

  Ending Principal Receivables                       $5,415,840,786.94             $2,510,000,000.00
   New Floating Allocation Pct.                            68.33143552%                  31.66856448%

 Interest Collections                               FCARC                          Investor
                                                    -------------------            -------------------
  Total Interest Collections                            $43,348,401.11                $22,438,793.18
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Early Amortization Triggered?                             Yes             No
                                                           ---             ---
  1.  Breach of covenants or agreements made in the                         x
      PSA and uncured for 45 days
  2.  Breach of any representation or warranty made                         x
      in the PSA and uncured for 60 days
  3.  Bankruptcy, insolvency or receivership of FMCC,                       x
      FCARC, or Ford
  4.  FCARC is an investment company within the                             x
      meaning of the ICA of 1940
  5.  Failure of FCARC to convey Receivables pursuant                       x
      to the PSA
  6.  Available Subordinated Amount has been reduced                        x
      to less than the Required Subordinated Amount
  7.  Servicer Default has occurred                                         x
  8.  Average monthly payment rate for past three                           x
      periods is less than 20%
  9.  Used vehicle percentage exceeds 10% for two                           x
      collection periods
 10.  Interest rate swap is terminated in accordance                        x
      with its terms
 11.  Outstanding principal amount of the certificates                      x
      is not repaid by the expected payment date



                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           11/14/00 01:30 pm
Investor Reporting System  v2.7     Monthly Statement                10/00 Activity
----------------------------------------------------------------------------
Principal Receivables                                          Trust Total
                                                               -------------------

  Beginning Principal Receivables                                 $7,358,945,573.11
   Current Floating Allocation Percentage                              100.00000000%

  Total Adjusted Principal Collections                            $3,476,596,175.63
   Payment Rate                                                               47.24%
   Principal Collections                                          $2,975,809,056.81
   Principal Collection Adjustments                                 $500,757,920.32
   Principal Collections for Status Dealer Accounts                      $29,198.50

  Principal Default Amounts                                                   $0.00
   As a Percentage of Collections                                        0.00000000%

  Aggregate New Principal Receivables                             $4,043,491,389.46

  Ending Principal Receivables                                    $7,925,840,786.94
   New Floating Allocation Percentage                                  100.00000000%

 Interest Collections                                             Trust Total
                                                                  -------------------
  Total Interest Collections                                         $65,787,194.29
   Interest Collections                                              $65,787,194.29
   Interest Collections for Status Dealer Accounts                            $0.00
   Recoveries on Receivables Written Off                                      $0.00

  Monthly Yield                                                               10.73%

  Used Vehicle Principal Receivables Balance                        $141,373,557.37
                                                                               1.78%

 Status Dealer Accounts                                            Trust Total
                                                                   -------------------
  Beginning Balance                                                      $380,512.09
   Principal Collections                                                  $29,198.50
   Principal Write Offs                                                        $0.00
   Interest Collections                                                        $0.00
  Ending Balance                                                         $351,313.59

 Subordination and Participation                                    Trust Total
                                                                    -------------------
  Incremental Subordinated Amount                                              $0.00
   Overconcentration Amount                                                    $0.00
   Installment Amount                                                          $0.00
   Other Ineligible Amounts                                                    $0.00
  Available Subordinated Amount                                      $278,888,888.89
  Required Subordinated Amount                                       $278,888,888.89

  Required Participation  4.00%                                      $100,400,000.00
  Required Participation and Subordinated Amount                     $379,288,888.89



                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           11/14/00 01:30 pm
Investor Reporting System  v2.7     Monthly Statement                10/00 Activity
----------------------------------------------------------------------------
 Current Participation Amount                                      $5,415,840,786.94
   Current Participation Percentage                                          1427.89%
  Current Participation Shortfall                                              $0.00

  Available Seller Collections                                     $2,334,142,030.15
  Subordinated Draw Amount                                                     $0.00
  Reserve Fund Deposit                                                         $0.00
  Available Seller Collections to FCARC                            $2,334,142,030.15


                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           11/14/00 01:30 pm
Investor Reporting System  v2.7     Monthly Statement                10/00 Activity
----------------------------------------------------------------------------
Series Allocations                                             1996-1
                                                               -------------------

  Certificates                                                       $800,000,000.00
   Current Floating Allocation Percentage                                10.87112266%

  Total Adjusted Principal collections                               $377,945,034.77
  Principal Default Amounts                                                    $0.00
  Total Interest Collections                                           $7,151,806.59

 Source and Use of Funds                                        1996-1
                                                                -------------------
   Investor Interest Funding Account Balance                           $7,151,806.59
   Investment and Net Swap Proceeds                                     ($750,000.00)
   Reserve Fund Balance                                                $2,800,000.00
  Total Investor Collections and Reserve Fund                          $9,201,806.59

   Certificates Outstanding                                          $800,000,000.00
   Certificate Rate                                                           5.5000%
   Days in Interest Period                                                        30
  Current Interest Due                                                 $3,666,666.67
  Net Trust Swap Receipts not req. to be paid                                  $0.00
  Prior months Swap Receipts payable this month                                $0.00
  Current Interest Paid                                                $3,666,666.67
  Current Interest Shortfall                                                   $0.00
  Additional Interest Due                                                      $0.00
  Additional Interest Paid                                                     $0.00
  Additional Interest Shortfall                                                $0.00

  Deferred Interest Due                                                        $0.00
  Deferred Interest Paid                                                       $0.00
  Deferred Interest Shortfall                                                  $0.00

  Servicing Fees Due FMCC  1.00%                                         $666,666.67
  Servicing Fees Paid                                                    $666,666.67
  Servicing Fees Shortfall                                                     $0.00

  Deferred Servicing Fees Due FMCC                                             $0.00
  Deferred Servicing Fees Paid                                                 $0.00
  Deferred Servicing Fees Shortfall                                            $0.00

   Reserve Fund Required Amount                                        $2,800,000.00
  Reserve Fund Deposit (Draw) Amount                                           $0.00

  Current Investor Default Amount Due                                          $0.00
  Current Investor Default Amount Paid                                         $0.00
  Current Investor Default Amount Shortfall                                    $0.00

  Deferred Investor Default Amount Due                                         $0.00
  Deferred Investor Default Amount Paid                                        $0.00
  Deferred Investor Default Amount Shortfall
  Asset Composition Premium                                                    $0.00
  Excess Servicing (Deficiency) Amount                                 $2,068,473.25




                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           11/14/00 01:30 pm
Investor Reporting System  v2.7     Monthly Statement                10/00 Activity
----------------------------------------------------------------------------


 Subordination and Participation                              1996-1
                                                              -------------------
  Incremental Subordinated Amount                                              $0.00
  Available Subordinated Amount                                       $88,888,888.89
  Required Subordinated Amount                                        $88,888,888.89
  Required Participation  4.00%                                       $32,000,000.00
  Required Participation and Subordinated Amount                     $120,888,888.89

  Subordinated Draw Amount                                                     $0.00
  Reserve Fund Deposit                                                         $0.00

  Reserve Fund Balance                                                 $2,800,000.00

  Controlled Distribution Amount                                               $0.00
  Principal Funding Account Balance                                            $0.00
  Excess Funding Account Balance                                               $0.00
  Principal Payment Amont                                                      $0.00
  Pool Factor                                                         1.000000000000

  Interest Funding Account Balance                                    $11,000,000.01
  Interest Payment Date?                                                           N
  Cum. Net Trust Swap Receipts not req. to be paid                             $0.00
  Interest Payment Amount Due                                                  $0.00
  Interest Payment Amount Paid                                                 $0.00
  Interest Payment Amount Shortfall                                            $0.00

 Distributions to Holders of Certificates                     1996-1
 (per $1,000 denomination certificate)                        -------------------
  Total Amount Distributed                                               $0.00000000
  Total Amount Allocable to Principal                                    $0.00000000
  Total Amount Allocable to Interest                                     $0.00000000



                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           11/14/00 01:30 pm
Investor Reporting System  v2.7     Monthly Statement                10/00 Activity
-----------------------------------------------------------------------------------
Series Allocations                                             1996-2
                                                               -------------------



  Certificates                                                $960,000,000.00
   Current Floating Allocation Percentage                         13.04534720%

  Total Adjusted Principal collections                        $453,534,041.72
  Principal Default Amounts                                             $0.00
  Total Interest Collections                                    $8,582,167.91

 Source and Use of Funds                                      1996-2
                                                              -------------------
   Investor Interest Funding Account Balance                    $8,582,167.91
   Investment and Net Swap Proceeds                               $453,866.66
   Reserve Fund Balance                                         $3,360,000.00
  Total Investor Collections and Reserve Fund                  $12,396,034.57

   Certificates Outstanding                                   $960,000,000.00
   Certificate Rate                                                    6.8100%
   Days in Interest Period                                                 30
  Current Interest Due                                          $5,448,000.00
  Net Trust Swap Receipts not req. to be paid                           $0.00
  Prior months Swap Receipts payable this month                   $305,866.66
  Current Interest Paid                                         $5,753,866.66
  Current Interest Shortfall                                            $0.00

  Additional Interest Due                                               $0.00
  Additional Interest Paid                                              $0.00
  Additional Interest Shortfall                                         $0.00

  Deferred Interest Due                                                 $0.00
  Deferred Interest Paid                                                $0.00
  Deferred Interest Shortfall                                           $0.00

  Servicing Fees Due FMCC  1.00%                                   $800,000.00
  Servicing Fees Paid                                              $800,000.00
  Servicing Fees Shortfall                                               $0.00

  Deferred Servicing Fees Due FMCC                                       $0.00
  Deferred Servicing Fees Paid                                           $0.00
  Deferred Servicing Fees Shortfall                                      $0.00

   Reserve Fund Required Amount                                  $3,360,000.00
  Reserve Fund Deposit (Draw) Amount                                     $0.00

  Current Investor Default Amount Due                                    $0.00
  Current Investor Default Amount Paid                                   $0.00
  Current Investor Default Amount Shortfall                              $0.00

  Deferred Investor Default Amount Due                                   $0.00
  Deferred Investor Default Amount Paid                                  $0.00
  Deferred Investor Default Amount Shortfall                             $0.00

  Asset Composition Premium                                              $0.00
  Excess Servicing (Deficiency) Amount                           $2,482,167.91




                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           11/14/00 01:30 pm
Investor Reporting System  v2.7     Monthly Statement                10/00 Activity
-----------------------------------------------------------------------------------

Subordination and Participation                                 1996-2
                                                                -------------------
  Incremental Subordinated Amount                                        $0.00
  Available Subordinated Amount                                $106,666,666.67
  Required Subordinated Amount                                 $106,666,666.67

  Required Participation  4.00%                                 $38,400,000.00
  Required Participation and Subordinated Amount               $145,066,666.67

  Subordinated Draw Amount                                               $0.00
  Reserve Fund Deposit                                                   $0.00

  Reserve Fund Balance                                           $3,360,000.00

  Controlled Distribution Amount                                         $0.00
  Principal Funding Account Balance                                      $0.00
  Excess Funding Account Balance                                         $0.00
  Principal Payment Amont                                                $0.00
  Pool Factor                                                   1.000000000000

  Interest Funding Account Balance                              $16,707,200.00
  Interest Payment Date?                                                     Y
  Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
  Interest Payment Amount Due                                   $16,707,200.00
  Interest Payment Amount Paid                                  $16,707,200.00
  Interest Payment Amount Shortfall                                      $0.00

 Distributions to Holders of Certificates                       1996-2
 (per $1,000 denomination certificate)                          -------------------
  Total Amount Distributed                                        $17.40333333
  Total Amount Allocable to Principal                              $0.00000000
  Total Amount Allocable to Interest                              $17.40333333





                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           11/14/00 01:30 pm
Investor Reporting System  v2.7     Monthly Statement                10/00 Activity
-----------------------------------------------------------------------------------
 Series Allocations                                           1997-1
                                                              -------------------


  Certificates                                                 $750,000,000.00
   Current Floating Allocation Percentage                          10.19167750%

  Total Adjusted Principal collections                         $354,323,470.10
  Principal Default Amounts                                              $0.00
  Total Interest Collections                                     $6,704,818.68

 Source and Use of Funds                                      1997-1
                                                              -------------------
   Investor Interest Funding Account Balance                     $6,704,818.68
   Investment and Net Swap Proceeds                                      $0.00
   Reserve Fund Balance                                          $2,625,000.00
  Total Investor Collections and Reserve Fund                    $9,329,818.68

   Certificates Outstanding                                    $750,000,000.00
   Certificate Rate                                                     6.8881%
   Days in Interest Period                                                  30
  Current Interest Due                                           $4,305,081.25
  Net Trust Swap Receipts not req. to be paid                      $164,456.25
  Prior months Swap Receipts payable this month                          $0.00
  Current Interest Paid                                          $4,140,625.00
  Current Interest Shortfall                                             $0.00

  Additional Interest Due                                                $0.00
  Additional Interest Paid                                               $0.00
  Additional Interest Shortfall                                          $0.00

  Deferred Interest Due                                                  $0.00
  Deferred Interest Paid                                                 $0.00
  Deferred Interest Shortfall                                            $0.00

  Servicing Fees Due FMCC  1.00%                                   $625,000.00
  Servicing Fees Paid                                              $625,000.00
  Servicing Fees Shortfall                                               $0.00

  Deferred Servicing Fees Due FMCC                                       $0.00
  Deferred Servicing Fees Paid                                           $0.00
  Deferred Servicing Fees Shortfall                                      $0.00

   Reserve Fund Required Amount                                  $2,625,000.00
  Reserve Fund Deposit (Draw) Amount                                     $0.00

  Current Investor Default Amount Due                                    $0.00
  Current Investor Default Amount Paid                                   $0.00
  Current Investor Default Amount Shortfall                              $0.00

  Deferred Investor Default Amount Due                                   $0.00
  Deferred Investor Default Amount Paid                                  $0.00
  Deferred Investor Default Amount Shortfall                             $0.00

  Asset Composition Premium                                              $0.00
  Excess Servicing (Deficiency) Amount                           $1,939,193.68





                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           11/14/00 01:30 pm
Investor Reporting System  v2.7     Monthly Statement                10/00 Activity
-----------------------------------------------------------------------------------
Subordination and Participation                                1997-1
                                                               -------------------
 Incremental Subordinated Amount                                         $0.00
  Available Subordinated Amount                                 $83,333,333.33
  Required Subordinated Amount                                  $83,333,333.33

  Required Participation  4.00%                                 $30,000,000.00
  Required Participation and Subordinated Amount               $113,333,333.33

  Subordinated Draw Amount                                               $0.00
  Reserve Fund Deposit                                                   $0.00

  Reserve Fund Balance                                           $2,625,000.00

  Controlled Distribution Amount                                         $0.00
  Principal Funding Account Balance                                      $0.00
  Excess Funding Account Balance                                         $0.00
  Principal Payment Amount                                               $0.00
  Pool Factor                                                   1.000000000000

  Interest Funding Account Balance                               $4,140,625.00
  Interest Payment Date?                                                     N
  Cum. Net Trust Swap Receipts not req. to be paid                 $164,456.25
  Interest Payment Amount Due                                            $0.00
  Interest Payment Amount Paid                                           $0.00
  Interest Payment Amount Shortfall                                      $0.00

 Distributions to Holders of Certificates                     1997-1
 (per $1,000 denomination certificate)                        -------------------
  Total Amount Distributed                                         $0.00000000
  Total Amount Allocable to Principal                              $0.00000000
  Total Amount Allocable to Interest                               $0.00000000
